Exhibit 10.1

                     CONTRACT FOR WHOLESALE BEDDING SERVICES


                                                                October 6, 2012.


DISTRIBUROR               Ketdarina Corp.
ADDRESS                   2 October Alley, Chaplino, Dnipropetrovsk Region,
                          52663, Ukraine
PHONE                     38 (056) 399-3813
E-MAIL                    ketdarina.corp@gmail.com

                          and

CLIENT/COMPANY            CHORNIY FLP>
ADDRESS                   43/1 Bazhova Street, Dnipropetrovsk, 43024, Ukraine
PHONE                     38 (056) 731 4334

                          agree to the following:

SERVICE                   1. Distributor shall provide distribution of complete
                             sets of bedding products which includes: bed sheet; blanket; and two pillow-cases.

DUE DATE                  2. Distributor will ship the bedding products within
                             30 day after receiving a purchase order of products to be distributed

FEE                       3. Price per each bedding set: $60.
                             Bulk Price for 100 complete bedding sets: $3,000. Bulk Price for 1000 complete bedding sets: $27,000.

TERMS OF PAYMENT          4. Payment is due within 30 days since invoice issue
                             date.

CONFIDENTIALITY           5. All knowledge and information acquired during the
                             term of this Contract with respect to the business and products of the client will be treated by distributor as confidential until and unless stipulated by client.

REIMBURSEMENT OF
EXPENSES ETC.             6. This contract can be modified orally or in writing
                             by agreement of both parties.

TERMINATION               7. Either party may terminate this contract by giving
                             30 days notice in writing.

SIGNATURES:               Approved and Accepted:

CLIENT
SIGNATURE/NAME/TITLE      Andriy Chornyy Director

TRANSLATOR
SIGNATURE/NAME/TITLE      Oleksandz Bezuhlyi
                          President

                          Nevada State Business Entity Number: E0394412011-1